UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2024

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement with Silexion Therapeutics

On February 21, 2024, Moringa Acquisition Corp, a Cayman Islands exempted company (“Moringa”, the “Company”, or the “SPAC”), together with its wholly-owned Israeli subsidiary (“Merger Sub”), entered into a business combination agreement (as the same may be amended, supplemented or otherwise modified from time to time, the “BCA”) with Silexion Therapeutics Ltd., an Israeli company (“Silexion”). Pursuant to the BCA, Merger Sub will merge with and into Silexion, with Silexion surviving the merger as a wholly-owned subsidiary of Moringa. Moringa will continue as the public company following the completion of the merger, and, subject to fulfillment of a related closing condition, will continue to trade on Nasdaq. The transactions contemplated by the BCA are referred to herein collectively as the “Business Combination” or the “Transactions”.

Headquartered in Israel, Silexion is a clinical-stage, oncology-focused biotechnology company that develops innovative treatments for unsatisfactorily treated solid tumor cancers which have a mutated KRAS oncogene. The Business Combination values Silexion at a pre-transaction equity value of $62.5 million, based on a $10 price per share.

The BCA and the Business Combination have been unanimously approved by the boards of directors of Moringa and Silexion.

The following description of the Business Combination does not purport to be complete and is qualified in its entirety by reference to the BCA, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”). Capitalized terms used in this Form 8-K and not otherwise defined herein have the meanings assigned to them in the BCA.

General Terms and Effects; Merger Consideration

Upon the effectiveness of the Business Combination and the merger of Merger Sub into Silexion, each Silexion preferred share and each Silexion ordinary share issued and outstanding immediately prior to the effective time shall be automatically converted into the right to receive the number of duly authorized, validly issued, fully paid and nonassessable Moringa Class A ordinary shares equal to the quotient obtained by dividing (x) the quotient obtained by dividing (i) $62,500,000 by (ii) the number of fully diluted Silexion equity securities by (y) $10.00 (that ratio, the “Equity Exchange Ratio”). Also at the Closing, each warrant to purchase one share of Silexion and each option to purchase one share of Silexion will be converted into a warrant or option (as applicable) that remains subject to the same terms and conditions (including expiration date and exercise provisions), except that: (i) the converted warrant or converted option will be exercisable for that number of Moringa Class A ordinary shares as is equal to the Equity Exchange Ratio; (ii) the per share exercise price for each Moringa Class A ordinary share issuable upon exercise of the converted warrant or converted option shall be equal to the quotient obtained by dividing (A) the exercise price per Silexion share immediately before the closing by (B) the Equity Exchange Ratio; and (iii) the vesting of each outstanding Silexion option will accelerate such that each such option will become fully vested. In the case of Silexion restricted share units (“RSUs”), each such RSU shall continue to have and be subject to the same terms and conditions as were applicable immediately before the Effective Time (including vesting schedule), except that it will be convertible into that number of Moringa Class A ordinary shares equal to the product (rounded down to the nearest whole number) of (A) the number of Silexion shares subject to the RSU immediately before the Effective Time multiplied by (B) the Equity Exchange Ratio.

The BCA provides that (i) the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) the BCA is intended to be, and was adopted as, a “plan of reorganization” within the meaning of Sections 354, 361 and 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Representations, Warranties and Covenants

The BCA contains customary representations, warranties, and covenants of the SPAC, the Merger Sub, and the Company, including, among others, covenants relating to: the conduct of the Company’s and the SPAC’s respective businesses prior to the Closing; the appointment upon Closing of a board of directors for the SPAC consisting of seven members, of whom two will be designated by Moringa’s sponsor (Moringa Sponsor, LP, a Cayman Islands exempted limited partnership and/or its wholly-owned subsidiary, Moringa Sponsor US L.P., a Delaware limited partnership) (collectively, the “SPAC Sponsor”); the parties’ preparation and the SPAC’s filing of a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”); and the solicitation of the SPAC’s shareholders’ approval of the BCA and the Business Combination.

No Survival

None of the representations or warranties in the BCA or in any instrument delivered pursuant to the BCA shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. The covenants and agreements of the parties contained in the BCA do not survive the Closing, except for (i) those covenants and agreements to be performed after the Closing, which covenants and agreements survive until fully performed, and (ii) the liability of any party with respect to fraud.

Conditions to Closing

The BCA contains customary conditions to Closing, including, among others, the following mutual conditions of the parties (unless waived): (i) approval of the BCA and the Business Combination by the requisite votes of the SPAC’s shareholders and the Company’s shareholders; (ii) the expiration of all applicable waiting periods (and any extensions thereof) under Antitrust Laws; (iii) the absence of any applicable Legal Requirement prohibiting, enjoining, restricting or making illegal the consummation of the Transactions; (iv) the amendment and restatement of Moringa’s articles of association in a form to be agreed upon between the parties; (v) the effectiveness of a Registration Statement on Form S-4 registering the issuance of the SPAC Class A ordinary shares to be issued or issuable to Silexion’s security holders pursuant to the Business Combination and containing a proxy statement/prospectus; (vi) the approval of the listing of the shares constituting the Merger Consideration on Nasdaq; and (vii) the receipt of certain Israeli tax rulings in connection with the Business Combination.

In addition, unless waived by Silexion, the obligation of Silexion to consummate the Transactions is subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by Moringa of customary certificates and other Closing deliverables: (i) the representations and warranties of Moringa being true and correct as of the date of the BCA and as of the Closing (subject to certain materiality qualifiers); (ii) Moringa having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the BCA required to be performed or complied with by it on or prior to the date of the Closing; (iii) no SPAC Material Adverse Effect shall have occurred since the date of the BCA; (iv) the forfeiture by the SPAC Sponsor for retirement of 1,567,000 of the SPAC Founders Shares, such that the SPAC Sponsor will hold 1,308,000 SPAC Founders Shares (subject to an increased forfeiture, in the event that the amount of unrestricted and freely usable cash in SPAC’s bank account as of the Closing is less than $500,000, of (x) an additional 8,000 SPAC Founder Shares, and (y) for every $1,000 deficiency from that $500,000 amount, and up to a maximum allowable deficiency of $150,000, an additional 333⅓ SPAC Founder Shares (rounded to the nearest whole share), up to a total of 50,000 SPAC Founder Shares), of which 1,567,000 forfeited shares may, in lieu of retirement, be used by the SPAC Sponsor for reduction of transaction related fees, or for transfer to unaffiliated third-party investors providing backstop financing, executing non-redemption agreements, or providing other financial support in connection with the Transactions; (v) the SPAC having a minimum cash level of $500,000 (subject to a permitted deficiency of up to $150,000 from that level as described above); (vi) the confirmation by the SPAC of new employment agreements with certain senior employees of Silexion; (vii) the issuance by the SPAC to the SPAC Sponsor of an amended and restated promissory note with a capped principal amount (as described below under “Form of Amended & Restated Sponsor Promissory Note”) in replacement of all existing promissory notes that it had issued to the SPAC Sponsor; and (vii) the execution of the Amended Registration Rights and Lock-Up Agreement by the SPAC and the SPAC Sponsor.

Unless waived by Moringa or Merger Sub, the obligations of Moringa and Merger Sub to consummate the Transactions are subject to, among other matters, the satisfaction of the following additional Closing conditions, in addition to the delivery by Silexion of customary certificates and other Closing deliverables: (i) the representations and warranties of Silexion being true and correct as of the date of the BCA and as of the Closing (subject to certain materiality qualifiers); (ii) Silexion having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the BCA required to be performed or complied with by it on or prior to the date of the Closing; (iii) no Company Material Adverse Effect shall have occurred since the date of the BCA; (iv) all Silexion warrants shall have been exercised (on a cashless basis) prior to the Effective Time; (v) the receipt by the SPAC from Silexion, by March 10, 2024, of fully executed copies of all subscription agreements under a Convertible Loan Financing of Silexion, and at least $3,500,000 of the proceeds payable to Silexion or its subsidiary thereunder shall have been received by Silexion or its subsidiary (as applicable); and (vi) all of the proceeds from the foregoing Convertible Loan Financing shall have been converted into shares of Silexion prior to the Effective Time.

Termination

The BCA may be terminated by mutual written consent of Moringa and Silexion, or by either party under certain circumstances, including, among others: (i) the failure to consummate the Merger by August 19, 2024; (ii) the failure of either party to obtain the requisite approval by its shareholders of the Business Combination; (iii) the issuance of a final and non-appealable order or injunction preventing the Merger, or (iv) a material breach of any representation, warranty, covenant, or agreement by the other party that is not cured within a specified period. The BCA also allows the SPAC alone to terminate the BCA at any time prior to April 2, 2024 if not all of the executed copies of the subscription agreements under Silexion’s Convertible Loan Financing are provided to SPAC or if at least $3,500,000 of the proceeds payable to Silexion or its subsidiary thereunder have not been received by Silexion, in each case on or before March 10, 2024. The BCA does not provide for the payment of termination fees by either party in the case of any of the foregoing termination scenarios.

Governing Law

The Business Combination Agreement is governed by the laws of the State of Delaware and the parties are subject to exclusive jurisdiction of federal and state courts located in the State of Delaware (and any appellate courts thereof), provided that (i) the merger of Merger Sub with and into Silexion, the fiduciary duties of Silexion’s board of directors, and such other provisions of the BCA expressly required by the terms of the BCA, will be governed by the Israeli Companies Law, 5759-199, and (ii) the fiduciary duties of the SPAC’s board of directors will be governed by the laws of the Cayman Islands.

The above description of the BCA and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the BCA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The BCA has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the SPAC, the Merger Sub, Silexion, or their respective businesses. The representations, warranties, and covenants contained in the BCA were made only for purposes of the BCA and as of specific dates, were solely for the benefit of the parties to the BCA, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the BCA. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the BCA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the BCA and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the SPAC, the Merger Sub, Silexion, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the BCA, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Certain Related Agreements

This section describes the material provisions of certain additional agreements to be entered into pursuant to or in connection with the BCA (the “Ancillary Agreements”), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Agreements, copies of which are filed as exhibits to this Form 8-K. Shareholders and other interested parties are urged to read such Ancillary Agreements in their entirety.

Form of Silexion Support Agreement

Certain shareholders of Silexion (as listed in the agreement) will enter into a shareholder voting and support agreement with Silexion and Moringa (the “Silexion Support Agreement”). Pursuant to such agreement, each Silexion shareholder party thereto irrevocably and unconditionally agreed that, at any meeting of the shareholders of Silexion (whether annual or special and whether or not an adjourned or postponed meeting), including any class meetings, class votes or class consents, and in connection with any written consent of shareholders of Silexion, such shareholder shall, and shall cause any other holder of record of any of the such shareholder’s covered shares to: (a) if and when such meeting is held, appear at such meeting (in person or by proxy), and if a quorum is not present, to vote (in person or by proxy) in favor of adjournment of such meeting of the shareholders to a later date, as in accordance with Silexion’s Articles of Association as in effect at such time; (b) vote, in person or by proxy, or validly execute and deliver any written consent with respect to all of the shareholder’s Covered Shares (as defined therein) in favor of the resolutions in the form attached to the agreement and any other resolutions in favor of (i) the Business Combination and the adoption of the BCA, and (ii) any other matters necessary or reasonably requested by Silexion for consummation of the Merger and the other transactions contemplated by the BCA; (c) vote, in person or by proxy, or validly execute and deliver any written consent with respect to all of the shareholder’s Covered Shares against (A) any transaction, action or agreement of any kind (other than the Business Combination pursuant to the BCA) concerning the sale or transfer of (x) all or any material part of the business or assets of Silexion or (y) any of the shares or other equity interests or profits of Silexion, that would reasonably be expected to (i) frustrate the purposes of, impede, interfere with, delay, postpone or adversely affect the Merger with Moringa (including the consummation thereof), (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of Silexion under the BCA, or cause any of the conditions to Closing set forth in the BCA not to be fulfilled or satisfied, or (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of the shareholder contained in the Silexion Support Agreement, and (B) any merger agreement or merger (other than the BCA and the Merger), consolidation, combination, sale of all or substantially all assets, scheme of arrangement, reorganization, recapitalization, dissolution, liquidation or winding up of or by Silexion. Each shareholder of Silexion party to the Silexion Support Agreement granted a proxy in furtherance of its voting undertakings pursuant to the agreement.

 A copy of the form of Silexion Support Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference, and the foregoing description of the Silexion Support Agreement is qualified in its entirety by reference thereto.

Form of Sponsor Support Agreement

The SPAC Sponsor will enter into a sponsor support agreement with Silexion and Moringa (the “Sponsor Support Agreement”). Pursuant to such agreement, the SPAC Sponsor irrevocably and unconditionally agrees that, at any meeting of the shareholders of Moringa, and in connection with any written consent of shareholders of Moringa, it shall: (a) if and when such meeting is held, appear at such meeting (in person or by proxy), and vote (in person or by proxy), or validly execute and deliver any written consent with respect to its Shares (as defined therein) in favor of the adoption and approval of the Business Combination Agreement, the Transactions and any other proposals recommended by Moringa’s board of directors in connection with the Transactions as to which shareholders of Moringa are called upon to vote or consent to; (B) against any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Moringa or its Affiliates under the Business Combination Agreement or that would reasonably be expected to result in any of the conditions to Moringa’s or any of its Affiliates’ obligations under the Business Combination Agreement not being fulfilled; (C) against any agreement, transaction or other matter that is intended to, or would reasonably be expected to (i) impede, interfere with, delay, postpone, discourage or adversely affect the Transactions and the consummation thereof, (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of Moringa or Merger Sub under the Business Combination Agreement, or cause any of the conditions to Closing set forth in the Business Combination Agreement not to be fulfilled or satisfied, or (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Moringa Sponsor contained in this Agreement; and (D) in favor of the directors nominated or designated in accordance with Section 6.19 of the Business Combination Agreement.

The SPAC Sponsor will furthermore agree in the Sponsor Support Agreement to comply with the forfeiture provisions of the BCA with respect to its SPAC Founders Shares (described above under “Business Combination Agreement with Silexion Therapeutics”—“Conditions to Closing”) and with the lock-up provisions with respect to its Founders Shares (described below under “Form of Amended Registration Rights and Lock-Up Agreement”).

The Sponsor Support Agreement also imposes a transfer restriction on all Subject Securities (as defined in the agreement) held by the SPAC Sponsor from and after the date of the agreement and until the earlier of (a) the termination of the agreement (which will occur upon the termination of the BCA), or (b) the Closing, including entry into any contract that would reasonably be expected to require the SPAC Sponsor to transfer the Subject Securities. Likewise, the agreement prohibits the SPAC Sponsor from entering into any voting trust, proxy or other contract with respect to the voting or transfer of the Subject Securities (other than the agreement itself).

A copy of the Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Form of Amended Registration Rights and Lock-Up Agreement

Prior to the Closing, Moringa, the SPAC Sponsor, certain shareholders of Silexion (including those financing parties that provide convertible loans to Silexion that are converted into shares of Silexion prior to the Closing), and EarlyBirdCapital, Inc. are to enter into, or to become bound by, an amended and restated registration rights agreement (the “Amended and Restated Registration Rights and Lock-Up Agreement”), which will amend and restate that certain Registration Rights Agreement, dated as of February 19, 2021, by and among Moringa, EarlyBirdCapital, Inc. and the SPAC Sponsor. Pursuant to the Amended and Restated Registration Rights and Lock-Up Agreement, which will become effective as of the Closing of the Transactions, Moringa will grant the holders of its securities that are party to the agreement certain registration rights with respect to their Registrable Securities (as defined in the Amended and Restated Registration Rights and Lock-Up Agreement).

Lock-Up Provisions

The Amended and Restated Registration Rights and Lock-Up Agreement imposes lock-up periods following the Closing on securities of Moringa to be held by the holders to be party thereto, subject to permitted transfers to certain categories of “Permitted Transferees” as defined under the agreement, who would remain subject to the lock-up applicable to the securities that they are receiving. Specifically, the following securities will be subject to the following lock-up periods:

(i)	Founders’ Shares and securities to be held by current Silexion shareholders party to the agreement: (A) 50% of the Founders’ Shares held by the SPAC Sponsor and 50% of the Moringa securities to be held by the applicable Silexion shareholders upon the Closing will be subject to a lock-up period ending on the earlier of (i) six (6) months after the completion of the Business Combination, and (ii) the date on which Moringa will consummate a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Business Combination that results in all of Moringa’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (B) the other 50% of the Founders’ Shares held by the SPAC Sponsor and 50% of the Moringa securities to be held by the applicable Silexion shareholders upon the Closing will be subject to a lock-up period that will end on the earliest of (x) six (6) months after the date of the consummation of the Business Combination, (y) the date on which the Company consummates a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Business Combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, or (z) the date on which the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period.

(ii)	Private Shares and Private Warrants: The lock-up period on all private placement shares and private placement warrants purchased by the SPAC Sponsor and EarlyBirdCapital, Inc. concurrently with Moringa’s initial public offering will remain (as provided in the documentation for Moringa’s initial public offering) 30 days after the Closing of the Business Combination.

(iii)	Representative Shares. The lock-up period on all Representative Shares (as defined in the Amended and Restated Registration Rights and Lock-Up Agreement) that are held by EarlyBirdCapital, Inc. will remain (as provided in the documentation for Moringa’s initial public offering) three months after the completion of the Business Combination.

Registration Rights Provisions

Under the Amended and Restated Registration Rights and Lock-Up Agreement, at any time and from time to time on or after the Closing (subject to the above lock-up provisions), any holder of Registrable Securities may make a written demand for registration of all or part of its Registrable Securities, which written demand shall describe the amount and type of securities to be included in such registration and the intended method(s) of distribution thereof. Upon receipt by Moringa of any such written notification from a requesting holder(s), within ten (10) days, Moringa shall inform all other holders of such demand and shall include any Registrable Securities requested by any holder(s) within five (5) days of receipt of Moringa’s notice in a registration pursuant to such a demand registration. The obligation of Moringa to effect a demand registration is subject to a minimum of 250,000 Registrable Securities requested by requesting holders to include in such a registration. Assuming that such minimum is met, Moringa shall (i) file a registration statement (i.e., a Form S-1 or any similar long-form registration statement that may be available at such time) in respect of all Registrable Securities requested by the requesting holder(s) pursuant to such demand registration, not more than forty-five (45) days immediately after Moringa’s receipt of the demand registration request, and (ii) shall effect the registration thereof as soon as practicable thereafter.

Holders of Registrable Securities may at any time, and from time to time, after the Closing request that Moringa register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”) pursuant to Rule 415 under the U.S. Securities Act of 1933, as amended. Moringa will not be obligated to effect such request through an underwritten offering. Within five (5) days of Moringa’s receipt of a written request from holder(s) of Registrable Securities for a registration on Form S-3, it shall promptly give written notice of the proposed registration to all other holders of Registrable Securities, and it shall include in such registration on Form S-3, to be filed within 12 days after its receipt of the written request, any Registrable Securities requested by other holders within ten (10) days after they receive Moringa’s notice. Moringa will not be obligated to effect any such registration on Form S-3 if (i) a Form S-3 is not available for such offering; or (ii) the holders of Registrable Securities, together with the holders of any other equity securities of Moringa entitled to inclusion in such registration, propose to sell the Registrable Securities and such other equity securities (if any) at an aggregate price to the public of less than $1,000,000.

Additionally, if, at any time on or after the date of the Closing, Moringa proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of Moringa, then it shall give written notice of such proposed filing to all of the holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such registration statement, which notice shall, among other items, offer to all of the holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities. Moringa shall, in good faith, cause such Registrable Securities to be included in such piggyback registration and shall use its best efforts to cause the managing underwriter of a proposed underwritten offering to permit the Registrable Securities requested by the holders to be included in a piggyback registration on the same terms and conditions as any similar securities of Moringa included in such registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.

A copy of the Amended and Restated Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference thereto.

Form of Amended & Restated Sponsor Promissory Note

Effective as of the Closing, the SPAC shall issue to the SPAC Sponsor, and SPAC shall cause the SPAC Sponsor to accept, in amendment and restatement, and replacement, in their entirety, of all existing outstanding promissory notes issued by the SPAC to the SPAC Sponsor, an amended and restated promissory note in the form attached as Exhibit F to the BCA (the “A&R Sponsor Promissory Note”), whereby (a) the total amount owed by SPAC to SPAC Sponsor through the Closing Date has been capped (the “Promissory Note Cap”) at (i) $5,200,000, minus (ii) any fee or expense that may be paid or owed by SPAC pursuant to the Business Combination Marketing Agreement, dated February 16, 2021, entered into by SPAC in connection with its initial public offering (the “Marketing Agreement”), which net amount will be reflected in the A&R Sponsor Promissory Note to be issued at the Closing. Any outstanding amount loaned by SPAC Sponsor to SPAC in excess of the Promissory Note Cap will be attributed to the conversion shares issuable upon maturity of the note as additional paid-in capital. The maturity date of the A&R Sponsor Promissory Note will be the 30-month anniversary of the Closing Date. Amounts outstanding under the A&R Sponsor Promissory Note may be repaid (unless otherwise decided by the Company) only by way of conversion into Moringa Class A ordinary shares in accordance with the terms set forth in the form of A&R Sponsor Promissory Note. Moringa and the SPAC Sponsor may also convert amounts outstanding under the A&R Sponsor Promissory Note at the price per share at which Moringa conducts an equity financing following the Closing, subject to a minimum conversion amount of $100,000, in an amount of shares constituting up to thirty percent (30%) of the number of Class A ordinary shares issued and sold by Moringa in such equity financing. The SPAC Sponsor may also elect to convert amounts of principal outstanding under the note into Moringa Class A ordinary shares at any time following the twenty-four (24) month anniversary of the Closing Date, subject to a minimum conversion of $10,000, at a price per share equal to the volume weighted average price of the Class A ordinary shares on the principal market on which they are traded during the twenty (20) consecutive trading days prior to the conversion date.

A copy of the Amended & Restated Sponsor Promissory Note is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Amended & Restated Sponsor Promissory Note is qualified in its entirety by reference thereto.

Item 8.01 Other Events.

On February 22, 2024, Moringa issued a press release announcing its entry into the BCA with Silexion. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ADDITIONAL INFORMATION

General

In connection with the proposed Business Combination, Moringa and Silexion will prepare, and Moringa will file with the SEC, the Registration Statement on Form S-4 (the “Registration Statement”) that will include a document that will serve as both a prospectus for the securities to be issued by Moringa in the Business Combination and a proxy statement of Moringa for its extraordinary general meeting at which the Business Combination and the BCA (among other matters) will be presented for approval. This Form 8-K is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Moringa may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY MORINGA WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by Moringa through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Moringa, Silexion and certain of their respective directors, executive officers, other members of management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of Moringa in favor of the approval of the Transactions. Shareholders of Moringa and other interested persons may obtain more information regarding the names and interests in the Transactions of Moringa’s directors and officers in Moringa’s filings with the SEC. Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained at the SEC’s website, https://www.sec.gov/edgar/searchedgar/companysearch.html, or as provided in the preceding paragraph.

Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of Moringa, Silexion and their respective affiliates from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Moringa and Silexion may differ from their expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of Moringa and Silexion with respect to future performance and anticipated financial impacts of the Transactions and related matters, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Moringa or Silexion and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, including the risk that the Transactions may not close due to one or more closing conditions to the Transactions in the BCA not being satisfied or waived on a timely basis or otherwise, or that the required approval of the BCA and related matters by the shareholders of Moringa is not obtained; (ii) the potential failure of certain investors who are expected to provide a minimum of $3.5 million of convertible loans to Silexion to provide those convertible loans (the “Convertible Loans”) by the March 10, 2024 deadline for doing so under the BCA; (iii) the potential failure of Moringa’s sponsor to assure that Moringa possesses a minimum of $350,000 of working capital prior to the closing, which is a required condition to Silexion’s completing the business combination; (iv) whether the combined company resulting from the business combination will qualify for listing on the Nasdaq Capital Market or Nasdaq Global Market under its initial listing standards, in particular based on the market value of the combined company’s listed securities, which could be adversely impacted by significant redemptions of Moringa’s remaining public shares prior to the closing; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the BCA; (vi) costs related to the transaction, including the amount of the deferred underwriting fees that will need to be paid to the underwriters of Moringa’s initial public offering; (vii) whether the Convertible Loans and working capital funding in place for Moringa as of the closing will together suffice for Silexion’s operations following the closing of the business combination; (viii) the potential occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Silexion or Moringa; (ix) the potential disruption of Silexion management’s time from ongoing business operations due to the transaction; (x) whether announcements relating to the transaction will have an adverse effect on the market price of Moringa’s securities; (xi) whether Silexion can continue to meet expected clinical targets in development of its oncology-focused bio-technology products; (xii) risks relating to biotechnology companies generally, including whether clinical trials will be successful and regulatory approvals can be obtained; (xiii) the effects of changes in regulatory requirements for Silexion’s products to obtain regulatory approvals; (xiv) the possibility that the market for Silexion’s products may be adversely affected by adverse macro-economic conditions, including inflation and high interest rates; (xv) risks associated with Silexion being an Israeli company located in Israel and the effect of Israel’s war against Hamas and other terrorist organizations on business conditions for Silexion in Israel; and (xvi) other risks and uncertainties, including those to be identified in the proxy statement/prospectus forming a part of the Registration Statement (when available) relating to the transaction, including those under “Risk Factors,” “Cautionary Note Concerning Forward-Looking Statements” and “Silexion Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in other filings with the SEC by Moringa. Moringa and Silexion caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements. Moringa and Silexion undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

Disclaimer

This Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and related matters. This Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of February 21, 2024, by and among Silexion Therapeutics Ltd., Moringa Acquisition Corp, and April.M.G. Ltd.
10.1	Form of Silexion Support Agreement, dated as of [●], 2024, by and among Silexion Therapeutics Ltd., Moringa Acquisition Corp, and the shareholders of Silexion Therapeutics Ltd.party thereto
10.2	Form of Sponsor Support Agreement, dated as of [●], 2024, by and among Moringa Acquisition Corp, Silexion Therapeutics Ltd., and Moringa Sponsor, L.P. and its wholly-owned subsidiary, Moringa Sponsor U.S. LP
10.3	Form of Amended Registration Rights and Lock-Up Agreement, to be entered into upon the closing of the Business Combination Agreement, by and among (or binding upon) Moringa Sponsor, L.P., EarlyBirdCapital, Inc., other future holders of Moringa Acquisition Corp shares who may become party thereto, and Moringa Acquisition Corp
10.4	Form of Amended & Restated Sponsor Promissory Note to be issued by Moringa Acquisition Corp to Moringa Sponsor, LP
99.1	Press Release, dated February 22, 2024
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
	Name:	Gil Maman
	Title:	Chief Financial Officer

Date: February 26, 2024